Collaboration Arrangement	12 Months Ended
Dec. 31, 2021
GREENLIGHT BIOSCIENCES HOLDINGS, PBC [Member]
Collaborative Arrangement Disclosure [Line Items]
Collaboration Arrangement

6.	COLLABORATION ARRANGEMENT
The Company’s collaboration revenue is generated through collaboration arrangements with Ingredion. Starting in December 2015, the Company entered into a Master Collaboration and Exclusive License Agreement and related amendments (collectively, the “Ingredion Agreements”) with Ingredion to develop a semicontinuous cell-free production process for the commercial production of certain molecules using biological synthesis tools and proprietary technology developed by the Company. The parties have mutually agreed to end the collaboration and an official termination notice was received on September 30, 2021.
As per the Ingredion Agreements, (a) the Company and Ingredion were to agree to specific collaboration projects from time to time and the Company was to be compensated by Ingredion for each project according to an agreed-upon billing schedule, (b) Ingredion was to make payments to the Company upon achievement of specific technical milestones, and (c) Ingredion was also to make royalty payments, including annual minimum royalty payments, to the Company if and when certain commercial and regulatory milestones are met.

The Company
recognized funded research and collaboration revenue of approximately $
1.0
 million and $
0
in the consolidated statements of operations during the years ended December 31, 2020 and 2021, respectively, related to specific collaboration projects associated with the Ingredion Agreements. Costs associated with the Ingredion Agreements were recorded as research and development expenses.
Under the Ingredion Agreements, the Company was entitled to receive up to $
12,000
 in milestone payments upon the achievement of six separate milestones, including demonstration of feasibility, achievement of pilot scale production that satisfies specified volume, yield, and cost targets (“Milestone 2”), and achievement of commercial scale production that satisfies specified volume, yield, and cost targets, as well as achievement of three separate targets for net sales by Ingredion of products based on the licensed technology. At the end of each reporting period, the Company re-evaluated the probability of achievement of Milestone 2 and any related constraint, and if necessary, adjusted its estimate of the overall transaction price. Any such adjustments were added to the transaction price with a corresponding adjustment being made to the measure of progress, and, as necessary, recorded on a cumulative catch-up basis, which would have affected collaboration revenue in the period of adjustment. As of December 31, 2020 and 2021, no milestones had been achieved, and during the year ended December 31, 2021, the Ingredion Agreements were terminated. As such, no
milestone payments have been included in the transaction price.
For arrangements that include sales-based royalties, including milestone payments based on the level of sales, and the license is deemed to be the predominant item to which the royalties relate, the Company recognizes revenue at the later of (i) when the related sales occur, or (ii) when the performance obligation to which some or all of the royalty has been allocated has been satisfied (or partially satisfied). The Company was entitled to receive royalties on net sales by Ingredion of products based on the licensed technology. The royalty rate was in the mid-single
digits and was subject to an annual minimum royalty in the amounts of $
0.1
 million starting 30 months after achievement of Milestone 2, $
0.5
 million per year after the fifth anniversary of achievement of Milestone 2, and $
1.0
 million annually after the eighth anniversary of achievement of Milestone 2. As of December 31, 2020 and 2021, no milestones had been achieved, and during the year ended December 31, 2021, the Ingredion Agreements were terminated. As such, no
royalty revenue has been recognized.